UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2014

DUKE REALTY CORPORATION

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 29, 2014, Duke Realty Corporation, an Indiana corporation (the “Company”), the sole general partner of Duke Realty Limited Partnership, an Indiana limited partnership, issued a press release (the “Earnings Release”) announcing its results of operations and financial condition for the quarter and year ended December 31, 2013. A copy of the Earnings Release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 2.02 by this reference.

On January 30, 2014, the Company also held a conference call to discuss the Company’s financial results for the quarter and year ended December 31, 2013. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is furnished as Exhibit 99.2 hereto and is incorporated into this Item 2.02 by this reference. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

Item 7.01.	Regulation FD Disclosure.

On February 3, 2014, the Company issued a press release (the “Press Release”) announcing a credit rating upgrade from Standard & Poor’s Rating Services. A copy of the Press Release is furnished as Exhibit 99.3 hereto and is incorporated into this Item 7.01 by this reference.

The information contained in Items 2.02 and 7.01, including the related information in the Earnings Release, Press Release and Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in Items 2.02 and 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Duke Realty Corporation press release dated January 29, 2014, with respect to its financial results for the quarter and year ended December 31, 2013.*

99.2	Duke Realty Corporation transcript from the conference call held on January 30, 2014, with respect to its financial results for the quarter and year ended December 31, 2013.*

99.3	Duke Realty Corporation press release dated February 3, 2014, with respect to credit rating upgrade.*

*	The Earnings Release, the Transcript and the Press Release attached hereto as Exhibits 99.1, 99.2 and 99.3 respectively, are “furnished” and not “filed,” as described in Item 7.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/S/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

BY:	Duke Realty Corporation, its general partner

By:	/S/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: February 4, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Duke Realty Corporation press release dated January 29, 2014, with respect to its financial results for the quarter and year ended December 31, 2013.*

99.2	Duke Realty Corporation transcript from the conference call held on January 30, 2014, with respect to its financial results for the quarter and year ended December 31, 2013.*

99.3	Duke Realty Corporation press release dated February 3, 2014, with respect to credit rating upgrade.*

*	The Earnings Release, the Transcript and the Press Release attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, are “furnished” and not “filed,” as described in Item 7.01 of this Current Report on Form 8-K.